UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-5086

					Churchill Tax-Free Trust
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	6/30/05

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL
REPORT

JUNE 30, 2005

                  [LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
                       A RECTANGLE WITH A DRAWING OF TWO
          MOUNTAINS AND THE WORDS "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                             AN INVESTMENT DESIGNED
                        FOR GROWTH AT A REASONABLE PRICE

[LOGO OF THE AQUILA
GROUP OF FUNDS:                     ONE OF THE
AN EAGLE'S HEAD]            AQUILA(SM) GROUP OF FUNDS

[LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
A RECTANGLE WITH A DRAWING OF TWO
MOUNTAINS AND THE WORDS "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND

                           "OUR STRATEGY IS WORKING"

                                                                    August, 2005

Dear Fellow Shareholder:

      It was just over eleven years ago that we started Aquila Rocky Mountain Equity Fund. Our strategic work in the early part of the 1990's suggested that the Rocky Mountain region offered a variety of attractive advantages in terms of quality of life and an outdoors lifestyle. In addition, we felt that the region might attract independent-minded, entrepreneurial types who were business people with lots of energy. We were willing to take a long term perspective in terms of the dynamism of the area.

      We believe our assessment of the region has proven valid. A recent study conducted by the Department of Labor for the period of 1990-2003 ranked all 50 states by job growth over the period studied. Seven out of the eight Rocky Mountain States (Arizona, Colorado, Utah, Idaho, New Mexico, Nevada, and Montana) all ranked in the top 10 in terms of job growth.

      Just as we wanted to take a long term perspective with your Fund, we have sought to be strategic in our investment management of your Fund. The portfolio turnover of the Fund is well below that of the average mutual fund. Although Wall Street tends to be short term in its thinking, we prefer to shift out our time frame. We look for young, emerging companies that appear to have good growth opportunities over a two to five year time frame or more.

      Since Aquila Rocky Mountain Equity Fund is classified as a regional fund (investing in the Rocky Mountain states of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming), it is difficult to provide a similar benchmark with which to compare relative performance. However, we are providing you with the results of various well-know indices during the first six months of 2005 so that you can see how the market has fared in general in comparison to Aquila Rocky Mountain Equity Fund.

                      NOT A PART OF THE SEMI-ANNUAL REPORT

PERSPECTIVE AS TO CUMULATIVE RETURNS - 1 AND 5 YEARS

                          AQUILA                                       Dow Jones
                          ROCKY MOUNTAIN     S&P     Russell          Industrial
                          EQUITY FUND*       500     2000     NASDAQ   Average

6 months ended 6/30/05       -0.86%        -0.81%    -1.21%   -5.12%    -3.65%

      For the first half of 2005, the stock market has been consolidating as the Federal Reserve has continued to raise short term interest rates.

ABSOLUTE AVERAGE ANNUAL RETURNS

      To give you a better indication of how Aquila Rocky Mountain Equity Fund* has performed over its lifetime, the absolute average annual returns for 1 year, 3 years, 5 years and since inception follow:

                     1 year                  6.17%
                     3 years                12.15%
                     5 years                 5.72%
                     Since inception         9.61%

      In dollars and cents, the "since inception" average annual return of 9.61% equates to a holding of $27,317 if you had invested $10,000 into Aquila Rocky Mountain Equity Fund at its launch in July, 1994.

THE ECONOMY OF THE COUNTRY REMAINS POSITIVE

      In considering the various economic indicators for the country as a whole, we conclude that the United States is doing reasonably well. The number of jobs has been increasing to the highest level in a number of years, the country continues to enjoy increased productivity, new home sales are up, and inflation continues to be under control. All in all, the country is operating in a positive manner.

THE ROCKY MOUNTAIN AREA CONTINUES TO SHOW ENTREPRENEURIAL ACTIVITY

      According to a recent "Business Week" survey, the Rocky Mountain region possesses 3 of the top 100 growth companies in the United States. "Fortune Magazine" also recently released a list of the fastest growing companies with revenues below $200 million and 4 of your Fund's holdings were on the list. We have also seen over ten new companies headquartered in the Rocky Mountain Region go public over the past twelve months.

                      NOT A PART OF THE SEMI-ANNUAL REPORT

STAY THE COURSE

      Despite the lackluster market performance of the first six months of this calendar year, we feel that you, our shareholders, may be well rewarded by staying the course with your investment in Aquila Rocky Mountain Equity Fund.

YOUR CONFIDENCE IS APPRECIATED

      We are gratified by the continued confidence you have placed in the Fund through your investment.

                                   Sincerely,


/s/ Barbara S. Walchli                              /s/ Lacy B. Herrmann

Barbara S. Walchli                                  Lacy B. Herrmann
Senior Vice President and                           Founder
Portfolio Manager

*In keeping with industry standards, total return figures do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered by the Fund and their performance will vary because of differences in sales charges and fees paid by shareholders investing in these different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. From time to time, management fees and other expenses have been waived or absorbed by Aquila Investment Management LLC, Manager of the Fund. Returns would be less if sales charges, waived management fees, and absorbed expenses, were applied. Share price (net asset value) and investment return fluctuate so that upon redemption an investor may receive more or less than their original investment. The indices noted above are not available for direct investment. Therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing. Past performance does not guarantee future results.

                      NOT A PART OF THE SEMI-ANNUAL REPORT

[LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
A RECTANGLE WITH A DRAWING OF TWO
MOUNTAINS AND THE WORDS "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND

                               SEMI-ANNUAL REPORT

                             MANAGEMENT DISCUSSION

      Aquila Rocky Mountain Equity Fund's Class A shares had a total return of -0.86%, without provision for sales charges, for the six months ended June 30, 2005. This compares to a total return of -0.81% for the S&P 500 and -1.21% for the Russell 2000.

      Flat to down stock market performance is consistent historically with periods when the Federal Reserve has been raising interest rates mid-cycle to slow the economy. The Fed has been raising interest rates for the past twelve months. Often when the Fed finishes raising interest rates, the stock market has an upward bias.

      For the five years cumulatively ended June 30, 2005, Aquila Rocky Mountain Fund A shares, before provision for sales charges, had a total return of 31.97% compared to -11.32% for the S&P 500 and 32.48% for the Russell 2000.

      We do not have a perfect benchmark or performance comparison for the Fund since we invest in a specific region rather than specific size companies. At mid-year 2005, 18.8% of the Fund was invested in companies with a market capitalization of over $10 billion (large cap companies), 33.8% was invested in companies with a market capitalization between $2 billion and $10 billion (mid-cap), 38.1% of the Fund was invested in companies with a market capitalization between $300 million and $2 billion (small cap) and 9.3% of the Fund was invested in companies with a market capitalization below $300 million (micro cap). We participate in all sizes of companies, with roughly 50% of the Fund in large and mid cap stocks and 50% of the Fund in small and micro cap stocks.

      At mid-year we had holdings of 56 companies across a number of industries. We work to hold our maximum position size to around 5% of the Fund's total portfolio. As a percentage of net assets Coldwater Creek ended the quarter with a 5.7% weight in the portfolio since the stock spiked up at the end of the quarter. Consequently, we subsequently sold some Coldwater Creek to reduce this holding to 5% or less. Our next largest position was Microchip Technologies with a weighting of 3.9%. Our median position size for the fund was 1.7%.

      The five best performers in the Fund during the first half of 2005 were headquartered in Arizona or Colorado and came from five different industries.

      o Rocky Mountain Chocolate Factory, based in Durango, Colorado had a total return of 112.0%. The company's earnings growth has recently benefited from a new kiosk business.

      o The second best performer was Unisource Energy, headquartered in Tucson, Arizona with a total return of 29.2%. Unisource is an electric utility in southern Arizona, which has benefited from growth in its service territory and increased interest in its solar cell business, Global Solar.

      o The third best performing stock was Ventana Medical with a total return of 25.7%. Ventana Medical is also a Tucson based company that manufactures instruments and reagents that help analyze tissue for the diagnosis and treatment of cancer.

      o The fourth best performing company was MDC Holdings with a total return of 24.3%. MDC Holdings, based in Denver, Colorado, owns Richmond American Homes which has been benefiting from rising home prices.

      o The fifth best performing company was Intrado with a total return of 23.2%. Intrado, based in Longmont, Colorado provides emergency notification services and data management for telecom providers and public safety agencies. Intrado stock moved up on the news that the FCC would require telephone services provided over the internet to have 911 services.

      Our three worst performing stocks all came from the pharmaceutical/biotech industries. Pharmion, a Boulder, Colorado based company declined 45.0% during the first half. NPS Pharmaceuticals declined 37.9% and Myriad Genetics declined 30.5%. These are all developmental stage companies that are either in the process of becoming profitable or that have not yet become profitable. Developmental stage companies tend to be more volatile. For this reason, we seek to limit the weightings of developmental stage companies in the Fund. At the end of June, the weighting of Pharmion was 0.4% of the Fund, NPS Pharmaceutical was 0.3% and Myriad Genetics was 1.3% of the Fund. These companies are all working on portfolios of new pharmaceutical products. Myriad Genetics is in Phase III clinical trials with Flurizan, a drug for Alzheimer's.

      During the first half of 2005, we had eight companies with stock splits. While stock splits and stock dividends are really just an accounting adjustment to lower the price of a stock, they often attract investor attention. On January 11, MDC Holdings split their shares 13 for 10, on January 18 Shufflemaster split their shares 3 for 2, on March 10 First State Bancorp split their shares 2 for 1 and on March 15 Ventana Medical split their shares 2 for 1. Coldwater Creek split their shares 3 for 2 on March 21, MGM Mirage split their shares 2 for 1 on May 19, Glacier Bancorp split their shares 5 for 4 on May 27 and Rocky Mountain Chocolate Factory split their shares 4 for 3 on June 14.

      Over the past twelve months, the Federal Reserve has raised short term interest rates nine times from 1.00% to 3.25% to slow the economy. During Fed tightenings, stocks tend to correct, anticipating slowing earnings growth. Once the Fed tightening is completed, market leadership often moves from economic sensitive groups to consistent growers, such as health care stocks. Sometimes investors also focus on emerging growth stocks, smaller companies that are enjoying a high growth phase at an early stage of their growth. We have recently begun to see a pick-up in performance of technology stocks. Factors which may be contributing to this include 1) the shift from 32 bit to 64 bit computing, 2) strong spending on computers for anti-terrorism intelligence, 3) computer requirements under the Sarbanes Oxley Act for corporate internal control purposes and 4) it has now been six or seven years since corporations upgraded computer systems for Y2K.

      Over the past 12 months we have seen over ten new companies go public in the Rocky Mountain Region, including one which we purchased. Bill Barrett Corp. is a Denver based oil and gas company which went public in December. During the first half of 2005 we had one of our energy companies acquired, Patina Oil and Gas. We replaced it with Cimarex Energy, another Denver based company. Liberty Media, run by John Malone in Englewood, Colorado has been busy spinning off companies. Last year Liberty spun off its international cable businesses as Liberty International. In July, Liberty will spin off its holdings of the Discovery Channel. We anticipate retaining this spin-off in the Fund as its headquarters will also be in Colorado.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                                                              MARKET
     SHARES       COMMON STOCKS - 88.9%                                                        VALUE
---------------   ------------------------------------------------------------------      --------------
                  BASIC INDUSTRY - 8.5%
         16,000   Allied Waste Industries, Inc.+ ...................................      $      126,880
          8,000   Ball Corp. .......................................................             287,680
         17,000   Knight Transportation, Inc. ......................................             413,610
          5,000   Newmont Mining Corp. .............................................             195,150
          3,500   Phelps Dodge Corp. ...............................................             323,750
          8,000   SkyWest, Inc. ....................................................             145,440
                                                                                          --------------
                                                                                               1,492,510
                                                                                          --------------

                  BUSINESS SERVICES - 2.4%
         12,000   Intrado, Inc. + ..................................................             178,920
          5,000   OfficeMax, Inc. ..................................................             148,850
          3,000   Viad Corp. .......................................................              85,020
                                                                                          --------------
                                                                                                 412,790
                                                                                          --------------

                  CAPITAL SPENDING - 3.5%
         22,000   Mity Enterprises, Inc. + .........................................             341,000
          8,000   Mobile Mini, Inc.+ ...............................................             275,840
                                                                                          --------------
                                                                                                 616,840
                                                                                          --------------

                  CONSUMER CYCLICALS - 2.3%
          5,000   M.D.C. Holdings, Inc. ............................................             411,250
                                                                                          --------------

                  CONSUMER SERVICES - 23.7%
          5,000   Apollo Group, Inc. (Class A)+ ....................................             391,100
         40,000   Coldwater Creek, Inc.+ ...........................................             996,400
          3,400   Comcast Corp. (Special Class A)+ .................................             101,830
         11,000   Echostar Communications Corp. (Class A) ..........................             331,760
         15,000   International Game Technology ....................................             422,250
          1,100   Liberty Global, Inc. Series A ....................................              51,271
         25,000   Liberty Media Corp. (Class A)+ ...................................             254,750
         12,000   MGM Mirage+ ......................................................             474,960
         10,000   PETsMART, Inc. ...................................................             303,500
         10,500   Shuffle Master, Inc. + ...........................................             294,315
          8,000   Station Casinos, Inc. ............................................             531,200
                                                                                          --------------
                                                                                               4,153,336
                                                                                          --------------

                  CONSUMER STAPLES - 3.7%
         10,000   Albertson's, Inc. ................................................             206,800
          6,000   P.F. Chang's China Bistro, Inc.+ .................................             353,880
          4,200   Rocky Mountain Chocolate Factory, Inc. ...........................              92,400
                                                                                          --------------
                                                                                                 653,080
                                                                                          --------------

                                                                                              MARKET
     SHARES       COMMON STOCKS (CONTINUED)                                                    VALUE
---------------   ------------------------------------------------------------------      --------------
                  ENERGY - 5.5%
          7,000   Bill Barrett Corp.+ ..............................................      $      207,060
          2,000   Cimarex Energy Co. + .............................................              77,820
         10,000   Headwaters, Inc.+ ................................................             343,800
          5,000   Questar Corp. ....................................................             329,500
                                                                                          --------------
                                                                                                 958,180
                                                                                          --------------

                  FINANCIAL - 12.0%
         24,000   First State Bancorporation .......................................             462,960
         15,625   Glacier Bancorp, Inc. ............................................             408,281
         11,000   Janus Capital Group, Inc. ........................................             165,440
          9,000   MoneyGram International, Inc. ....................................             172,080
          5,000   Wells Fargo & Company ............................................             307,900
          8,000   Zions Bancorporation .............................................             588,240
                                                                                          --------------
                                                                                               2,104,901
                                                                                          --------------

                  HEALTH CARE -  10.6%
         14,000   Medicis Pharmaceutical Corp. (Class A) ...........................             444,220
         36,000   Merit Medical Systems, Inc.+ .....................................             554,760
         14,000   Myriad Genetics, Inc. + ..........................................             219,100
          4,000   NPS Pharmaceuticals, Inc. + ......................................              45,400
          3,000   Pharmion Corp.+ ..................................................              69,630
          9,000   QLT, Inc.+ .......................................................              93,780
         22,000   Sonic Innovations, Inc.+ .........................................             105,380
          8,000   Ventana Medical Systems, Inc.+ ...................................             321,840
                                                                                          --------------
                                                                                               1,854,110
                                                                                          --------------

                  TECHNOLOGY - 13.3%
         14,000   Avnet, Inc.+ .....................................................             315,420
         20,000   CIBER, Inc.+ .....................................................             159,600
         12,000   First Data Corp. .................................................             481,680
          5,000   Inter-Tel, Inc. ..................................................              93,050
         10,000   JDA Software Group, Inc. + .......................................             113,800
         23,000   Microchip Technology, Inc. .......................................             681,260
         20,000   Micron Technology, Inc.+ .........................................             204,200
         16,000   SBS Technologies, Inc.+ ..........................................             148,480
         12,000   SpectraLink Corp. ................................................             126,240
                                                                                          --------------
                                                                                               2,323,730
                                                                                          --------------

                                                                                              MARKET
     SHARES       COMMON STOCKS (CONTINUED)                                                    VALUE
---------------   ------------------------------------------------------------------      --------------
                  UTILITIES - 3.4%
          4,000   Kinder Morgan, Inc. ..............................................      $      332,800
          3,000   Pinnacle West Capital Corp. ......................................             133,350
          4,000   UniSource Energy Corp. ...........................................             123,000
                                                                                          --------------
                                                                                                 589,150
                                                                                          --------------
                     Total Common Stocks (cost $9,761,610) .........................          15,569,877
                                                                                          --------------

      FACE
     AMOUNT       SHORT-TERM INVESTMENTS - 8.9%
---------------   ------------------------------------------------------------------
$       800,000   AIM S-T Invest. Co. Prime Port. Inst. Cl. Money Market Fund ......             800,000
        750,000   JP Morgan Liquid Assets Money Market Fund ........................             750,000
                                                                                          --------------
                     Total Short-Term Investments (cost $1,550,000) ................           1,550,000
                                                                                          --------------

                  Total Investments (cost $11,311,610*) ............       97.8%              17,119,877
                  Other assets less liabilities ....................        2.2                  383,925
                                                                          -----           --------------
                  Net Assets .......................................      100.0%          $   17,503,802
                                                                          =====           ==============

            PORTFOLIO DISTRIBUTION (UNAUDITED)
            ----------------------------------
            Arizona .........................................       26.3%
            California ......................................        1.8
            Canada ..........................................        0.5
            Colorado ........................................       18.1
            Idaho ...........................................        8.2
            Illinois ........................................        0.9
            Minnesota .......................................        1.0
            Montana .........................................        2.4
            Nevada ..........................................       10.1
            New Mexico ......................................        3.6
            Pennsylvania ....................................        0.6
            Texas ...........................................        1.9
            Utah ............................................       15.6
            Short-Term Investments ..........................        9.0
                                                                   -----
                                                                   100.0%
                                                                   =====

      *     Cost for Federal income tax and financial purposes is identical.
      +     Non-income producing security.

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS
     Investments at market value (cost $11,311,610) ...................................    $17,119,877
     Cash .............................................................................        335,328
     Receivable for Fund shares sold ..................................................         87,172
     Receivable for investment securities sold ........................................         50,682
     Due from Manager for reimbursement of expenses (note 3) ..........................          8,100
     Dividends and interest receivable ................................................          6,733
     Prepaid expenses .................................................................         23,326
     Other assets .....................................................................         25,623
                                                                                           -----------
         Total assets .................................................................     17,656,841
                                                                                           -----------
LIABILITIES
   Payable for investment securities purchased ........................................        114,380
   Payable for Fund shares redeemed ...................................................         15,611
   Distribution and service fees payable ..............................................          9,136
   Accrued expenses ...................................................................         13,912
                                                                                           -----------
      Total liabilities ...............................................................        153,039
                                                                                           -----------
NET ASSETS ............................................................................    $17,503,802
                                                                                           ===========

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share     $     6,358
   Additional paid-in capital .........................................................     11,690,492
   Net unrealized appreciation on investments (note 4) ................................      5,808,267
   Accumulated net realized gain on investments .......................................         47,417
   Net investment loss ................................................................        (48,732)
                                                                                           -----------
                                                                                           $17,503,802
                                                                                           ===========

CLASS A
   Net Assets .........................................................................    $13,681,330
                                                                                           ===========
   Capital shares outstanding .........................................................        494,007
                                                                                           ===========
   Net asset value and redemption price per share .....................................    $     27.69
                                                                                           ===========
   Offering price per share (100/95.75 of $27.69 adjusted to nearest cent) ............    $     28.92
                                                                                           ===========
CLASS C
   Net Assets .........................................................................    $ 2,111,682
                                                                                           ===========
   Capital shares outstanding .........................................................         81,228
                                                                                           ===========
   Net asset value and offering price per share .......................................    $     26.00
                                                                                           ===========
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................    $     26.00*
                                                                                           ===========
CLASS Y
   Net Assets .........................................................................    $ 1,710,790
                                                                                           ===========
   Capital shares outstanding .........................................................         60,563
                                                                                           ===========
   Net asset value, offering and redemption price per share ...........................    $     28.25
                                                                                           ===========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:

     Dividends ...........................................                            $    83,608

Expenses:

     Management fee (note 3) .............................    $   123,533
     Distribution and service fees (note 3) ..............         27,148
     Trustees' fees and expenses .........................         30,948
     Legal fees (note 3) .................................         26,301
     Registration fees and dues ..........................         18,515
     Transfer and shareholder servicing agent fees .......         12,402
     Shareholders' reports ...............................          8,776
     Auditing and tax fees ...............................          8,465
     Chief compliance officer (note 3) ...................          2,253
     Custodian fees ......................................          1,521
     Insurance ...........................................            586
     Miscellaneous .......................................         11,191
                                                              -----------
     Total expenses ......................................        271,639

     Management fee waived (note 3) ......................       (123,533)
     Reimbursement of expenses by Manager (note 3) .......        (10,858)
     Expenses paid indirectly (note 5) ...................         (4,908)
                                                              -----------
     Net expenses ........................................                                132,340
                                                                                      -----------

     Net investment loss .................................                                (48,732)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions         49,833
     Change in unrealized appreciation on investments ....       (153,319)
                                                              -----------

     Net realized and unrealized gain (loss) on investments                              (104,486)
                                                                                      -----------
     Net change in net assets resulting from operations ..                            $  (153,218)
                                                                                      ===========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2005
                                                              (UNAUDITED)          DECEMBER 31, 2004
                                                            ----------------       -----------------
OPERATIONS:
   Net investment loss ...................................    $   (48,732)            $  (115,803)
   Net realized gain (loss) from securities transactions .         49,833                 245,325
   Change in unrealized appreciation on investments ......       (154,319)              1,671,939
                                                              -----------             -----------
      Change in net assets from operations ...............       (153,218)              1,801,461
                                                              -----------             -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):
   Class A Shares:
   Net realized gain on investments ......................             --                      --

   Class C Shares:
   Net realized gain on investments ......................             --                      --

   Class Y Shares:
   Net realized gain on investments ......................             --                      --
                                                              -----------             -----------
      Change in net assets from distributions ............             --                      --
                                                              -----------             -----------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold .............................      2,942,180               4,941,240
   Short-term trading redemption fee .....................          1,986                   1,476
   Reinvested dividends and distributions ................             --                      --
   Cost of shares redeemed ...............................     (2,901,497)             (2,709,144)
                                                              -----------             -----------
      Change in net assets from capital share transactions         42,669               2,233,572
                                                              -----------             -----------

      Change in net assets ...............................       (110,549)              4,035,033

NET ASSETS:
   Beginning of period ...................................     17,614,351              13,579,318
                                                              -----------             -----------

   End of period .........................................    $17,503,802             $17,614,351
                                                              ===========             ===========

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION

      Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)    MANAGEMENT ARRANGEMENTS:

      The Fund has a Sub-Advisory and Administration Agreement with Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      For the six months ended June 30, 2005, the Fund incurred Management fees of $123,533, of which all were waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $10,858. Of this amount, $2,758 was paid prior to June 30, 2005 and the balance of $8,100 was paid in early July 2005. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2005 through December 31, 2005 so that total Fund expenses would not exceed 1.50% for Class A Shares, 2.25% for Class C Shares or 1.25% for Class Y Shares.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)    DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified

Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2005, distribution fees on Class A Shares amounted to $16,412 of which the Distributor retained $1,445.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2005, amounted to $8,052. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2005, amounted to $2,684. The total of these payments with respect to Class C Shares amounted to $10,736 of which the Distributor retained $2,359.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the six months ended June 30, 2005, total commissions on sales of Class A Shares amounted to $32,672 of which $3,090 was received by the Distributor.

c)    OTHER RELATED PARTY TRANSACTIONS:

      For the six months ended June 30, 2005, the Fund incurred $22,919 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner of Hollyer Brady Barrett & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

      During the six months ended June 30, 2005, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $965,856 and $794,579, respectively.

      At June 30, 2005, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $6,173,307 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $365,040 for a net unrealized appreciation of $5,808,267.

5. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

6. PORTFOLIO ORIENTATION

      The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

7. CAPITAL SHARE TRANSACTIONS

a)    Transactions in Capital Shares of the Fund were as follows:

                                     SIX MONTHS ENDED
                                       JUNE 30, 2005                     YEAR ENDED
                                        (UNAUDITED)                  DECEMBER 31, 2004
                                -----------     -----------     -----------     -----------
                                  SHARES           AMOUNT         SHARES           AMOUNT
                                  ------           ------         ------           ------
CLASS A SHARES:
   Proceeds from shares sold         47,947     $ 1,296,984         154,717     $ 3,972,093
   Reinvested dividends and
      distributions ........             --              --              --              --
   Cost of shares redeemed .        (45,191)     (1,218,306)        (78,544)     (1,999,023)
                                -----------     -----------     -----------     -----------
      Net change ...........          2,756          78,678          76,173       1,973,070
                                -----------     -----------     -----------     -----------
CLASS C SHARES:
   Proceeds from shares sold         10,081         254,759          32,243         783,083
   Reinvested dividends and
      distributions ........             --              --              --              --
   Cost of shares redeemed .        (13,792)       (352,244)        (24,862)       (605,856)
                                -----------     -----------     -----------     -----------
      Net change ...........         (3,711)        (97,485)          7,381         177,227
                                -----------     -----------     -----------     -----------
CLASS Y SHARES:
   Proceeds from shares sold         49,700       1,390,437           7,124         186,064
   Reinvested dividends and
      distributions ........             --              --              --              --
   Cost of shares redeemed .        (47,546)     (1,330,947)         (4,003)       (104,265)
                                -----------     -----------     -----------     -----------
      Net change ...........          2,154          59,490           3,121          81,799
                                -----------     -----------     -----------     -----------
Total transactions in Fund
   shares ..................          1,199     $    40,683          86,675     $ 2,232,096
                                ===========     ===========     ===========     ===========

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class Y Shares, if the redemption occurs within 120 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the six months ended June 30, 2005, fees collected did not have a material effect on the financial highlights.

8. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of December 31, 2004 due to a net investment loss, Aquila Rocky Mountain Equity Fund reclassified $115,803 from accumulated undistributed net investment loss to paid-in capital. Net assets were not affected by these changes.

      At December 31, 2004, the Fund had a capital loss carryover of approximately $2,072, which expires on December 31, 2011. This carryover is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and it is probable the gain so offset will not be distributed. In addition, the Fund generated a net post-October capital loss of $344.

      As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

        Accumulated net realized loss ......    $    (2,416)
        Unrealized appreciation ............      5,962,586
                                                -----------
                                                $ 5,960,170
                                                ===========

9. CHANGE IN PRINCIPAL ACCOUNTANTS

      KPMG LLP was previously the principal accountants for the Aquila Rocky Mountain Equity Fund (the "Fund"). On July 27, 2005 KPMG LLP resigned as the principal accountants of the Fund and Tait, Weller and Baker was engaged as the principal accountants to audit the Fund's financial statements for the fiscal year of 2005. The decision was made by the Audit Committee of the Board of Trustees.

      The audit reports of KPMG LLP on the Fund's financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audits of the two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through July 27, 2005, there were no reportable events or disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                              ----------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                                6/30/05        -----------------------------------------------------------
                                              (UNAUDITED)        2004         2003         2002         2001         2000
                                              -----------      -------      -------      -------      -------      -------
Net asset value, beginning of period .......    $ 27.93        $ 24.92      $ 17.74      $ 20.96      $ 19.64      $ 19.96
                                                -------        -------      -------      -------      -------      -------
Income (loss) from investment operations:
    Net investment income (loss) + .........      (0.07)         (0.17)       (0.16)       (0.15)       (0.07)       (0.03)
    Net gain (loss) on securities (both
       realized and unrealized) ............      (0.17)          3.18         7.34        (3.07)        1.58        (0.09)
                                                -------        -------      -------      -------      -------      -------
    Total from investment operations .......      (0.24)          3.01         7.18        (3.22)        1.51        (0.12)
                                                -------        -------      -------      -------      -------      -------

Less distributions (note 8):
    Dividends from net investment income ...         --             --           --           --           --           --
    Distributions from capital gains .......         --             --           --           --        (0.19)       (0.20)
                                                -------        -------      -------      -------      -------      -------
    Total distributions ....................         --             --           --           --        (0.19)       (0.20)
                                                -------        -------      -------      -------      -------      -------
Net asset value, end of period .............    $ 27.69        $ 27.93      $ 24.92      $ 17.74      $ 20.96      $ 19.64

Total return (not reflecting sales charge) .      (0.86)%*       12.08%       40.47%      (15.36)%       7.73%       (0.55)%

Ratios/supplemental data
    Net assets, end of period (in thousands)    $13,681        $13,718      $10,345      $ 4,242      $ 2,403      $ 2,109
                                                =======        =======      =======      =======      =======      =======
    Ratio of expenses to average net assets        1.56%**        1.54%        1.50%        1.52%        1.60%        1.57%
    Ratio of net investment loss to average
       net assets ..........................      (0.56)%**      (0.72)%      (0.77)%      (0.82)%      (0.44)%      (0.20)%
    Portfolio turnover rate ................       5.26%*         8.38%        3.01%        1.81%       28.54%       29.27%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were:

    Ratio of expenses to average net assets        3.09%**        2.82%        3.25%        4.15%        4.81%        5.57%
    Ratio of net investment loss to average
       net assets ..........................      (2.10)%**      (1.99)%      (2.51)%      (3.45)%      (3.66)%      (4.20)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

    Ratio of expenses to average net assets        1.50%**        1.50%        1.48%        1.50%        1.50%        1.51%

----------
+     Per share amounts have been calculated using the monthly average shares method.
*     Not Annualized
**    Annualized

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                              ----------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                         YEAR ENDED JUNE 30,
                                                6/30/05       ------------------------------------------------------
                                              (UNAUDITED)      2004        2003        2002        2001        2000
                                              -----------     ------      ------      ------      ------      ------
Net asset value, beginning of period .......    $26.31        $23.66      $16.96      $20.19      $19.07      $19.53
                                                ------        ------      ------      ------      ------      ------

Income (loss) from investment operations:
    Net investment income (loss) + .........     (0.16)        (0.35)      (0.30)      (0.28)      (0.21)      (0.17)
    Net gain (loss) on securities
       (both realized and unrealized) ......     (0.15)         3.00        7.00       (2.95)       1.52       (0.09)
                                                ------        ------      ------      ------      ------      ------
    Total from investment operations .......     (0.31)         2.65        6.70       (3.23)       1.31       (0.26)
                                                ------        ------      ------      ------      ------      ------

Less distributions (note 8):
    Distributions from net investment income        --            --          --          --          --          --
    Distributions from capital gains .......        --            --          --          --       (0.19)      (0.20)
                                                ------        ------      ------      ------      ------      ------
    Total distributions ....................        --            --          --          --       (0.19)      (0.20)
                                                ------        ------      ------      ------      ------      ------

Net asset value, end of period .............    $26.00        $26.31      $23.66      $16.96      $20.19      $19.07
                                                ======        ======      ======      ======      ======      ======
Total return (not reflecting sales charge) .     (1.18)%*      11.20%      39.50%     (16.00)%      6.91%      (1.28)%

Ratios/supplemental data
    Net assets, end of period
       (in thousands) ......................    $2,112        $2,235      $1,835      $  858      $  372      $  242
    Ratio of expenses to average net assets       2.31%**       2.29%       2.26%       2.26%       2.34%       2.29%
    Ratio of net investment income (loss)
       to average net assets ...............     (1.31)%**     (1.47)%     (1.53)%     (1.56)%     (1.23)%     (0.94)%

    Portfolio turnover rate ................      5.26%*        8.38%       3.01%       1.81%      28.54%      29.27%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets       3.84%**       3.56%       4.02%       4.95%       5.52%       6.32%
    Ratio of net investment loss to
       average net assets ..................     (2.85)%**     (2.74)%     (3.29)%     (4.25)%     (4.40)%     (4.97)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets       2.25%**       2.25%       2.24%       2.25%       2.25%       2.23%

                                                                                CLASS Y
                                              ----------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                         YEAR ENDED JUNE 30,
                                                6/30/05       ------------------------------------------------------
                                              (UNAUDITED)      2004        2003        2002        2001        2000
                                              -----------     ------      ------      ------      ------      ------
Net asset value, beginning of period .......    $28.45        $25.32      $17.97      $21.19      $19.81      $20.07
                                                ------        ------      ------      ------      ------      ------

Income (loss) from investment operations:
    Net investment income (loss) + .........     (0.04)        (0.11)      (0.10)      (0.10)      (0.02)       0.03
    Net gain (loss) on securities
       (both realized and unrealized) ......     (0.16)         3.24        7.45       (3.12)       1.59       (0.09)
                                                ------        ------      ------      ------      ------      ------
    Total from investment operations .......     (0.20)         3.13        7.35       (3.22)       1.57       (0.06)
                                                ------        ------      ------      ------      ------      ------

Less distributions (note 8):
    Distributions from net investment income        --            --          --          --          --          --
    Distributions from capital gains .......        --            --          --          --       (0.19)     (0.20))
                                                ------        ------      ------      ------      ------      ------
    Total distributions ....................        --            --          --          --       (0.19)      (0.20)
                                                ------        ------      ------      ------      ------      ------

Net asset value, end of period .............    $28.25        $28.45      $25.32      $17.97      $21.19      $19.81
                                                ======        ======      ======      ======      ======      ======
Total return (not reflecting sales charge) .     (0.70)%*      12.36%      40.90%     (15.20)%      7.97%      (0.25)%

Ratios/supplemental data
    Net assets, end of period
       (in thousands) ......................    $1,711        $1,661      $1,400      $  918      $1,040      $  962
    Ratio of expenses to average net assets       1.31%**       1.29%       1.25%       1.26%       1.35%       1.29%
    Ratio of net investment income (loss)
       to average net assets ...............     (0.32)%**     (0.47)%     (0.51)%     (0.56%)     (0.18)%      0.06%

    Portfolio turnover rate ................      5.26%*        8.38%       3.01%       1.81%      28.54%      29.27%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets       2.84%**       2.56%       3.05%       3.87%       4.59%       5.32%
    Ratio of net investment loss to
       average net assets ..................     (1.86)%**     (1.75)%     (2.32)%     (3.16)%     (3.42)%     (3.96)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets       1.25%**       1.25%       1.23%       1.25%       1.25%       1.23%

----------
+     Per share amounts have been calculated using the monthly average shares method.
*     Not annualized
**    Annualized

                See accompanying notes to financial statements.

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The tables below are based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FOR THE SIX MONTHS ENDED JUNE 30, 2005

                       ACTUAL
                    TOTAL RETURN       BEGINNING       ENDING        EXPENSES
                      WITHOUT           ACCOUNT       ACCOUNT       PAID DURING
                  SALES CHARGES(1)       VALUE         VALUE       THE PERIOD(2)
--------------------------------------------------------------------------------
Class A               (0.86)%         $1,000.00       $991.40         $7.39
--------------------------------------------------------------------------------
Class C               (1.18)%         $1,000.00       $988.20         $11.08
--------------------------------------------------------------------------------
Class Y               (0.70)%         $1,000.00       $993.00         $6.10
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25% AND 1.25% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

FOR THE SIX MONTHS ENDED JUNE 30, 2005

                   HYPOTHETICAL
                    ANNUALIZED        BEGINNING        ENDING       EXPENSES
                      TOTAL            ACCOUNT         ACCOUNT     PAID DURING
                     RETURN             VALUE           VALUE     THE PERIOD(1)
--------------------------------------------------------------------------------
Class A               5.00%           $1,000.00       $1,017.37       $7.49
--------------------------------------------------------------------------------
Class C               5.00%           $1,000.00       $1,013.65       $11.22
--------------------------------------------------------------------------------
Class Y               5.00%           $1,000.00       $1,018.61       $6.24
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25% AND 1.25% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE SUB-ADVISORY AND ADMINISTRATION AGREEMENT

      Renewal until June 30, 2006 of the Sub-Advisory and Administration Agreement (the "Sub-Advisory Agreement") between the Aquila Rocky Mountain Equity Fund (the "Fund") and the Manager was approved by the Board of Trustees and the lndependent Trustees in June, 2005. At a meeting called and held for that purpose at which a majority of the lndependent Trustees were present in person, the following materials were considered:

      o     Copies of the agreements to be renewed;

      o     A term sheet describing the material terms of the agreements;

      o     The Annual Report of the Fund for the year ended December 31, 2004;

      o A report by the Manager containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The Trustees reviewed materials relevant to, and considered the factors set forth below.

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager's portfolio management operation with respect to the Fund's investment securities is based within the investment region. The Trustees noted that the Manager employed as portfolio manager for the Fund, Ms. Barbara S. Walchli, who focuses on approximately 300-400 Rocky Mountain-based companies from which she selects investments for the Fund's portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund's portfolio as well as economic and business developments within the region. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment opportunity.

      The Board considered that the Manager provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

      The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board determined it appropriate to consider the Fund's performance. The Board reviewed each aspect of the Fund's performance and compared its performance with that of various benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the benchmark indices, the Fund has had investment performance that is comparable to that of the benchmarks for one-, three-, five- and ten-year periods ended March 31, 2005. The Board considered these results to be consistent with the purposes of the Fund.

      The Board concluded that the performance of the Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that renewal of the Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATES AND THE RELATIONSHIP WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group selected by a detailed screening process which was provided to the Trustees for their review and discussion. The materials also showed the profitability to the Manager of its services to the Fund.

      The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by the peer group.

      The Board noted that the entire sub-advisory fee had been waived, except for $26,572. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2004 through December 31, 2004 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class Y Shares.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the profitability to the Manager and the Distributor did not argue against approval of the fees to be paid under the Sub-Advisory Agreement. (In this connection, the Board noted that the Distributor did not derive profits from its relationship with the Fund.)

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $5 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be renewed at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquilasm Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Proxy Voting and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-437-1020). This information is also available at http://www.aquilafunds.com/EquityFunds/armef/armefmain.htm or on the SEC's Web site - www.sec.gov

--------------------------------------------------------------------------------

FOUNDER

  AQUILA MANAGEMENT CORPORATION

MANAGER

  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

BOARD OF TRUSTEES

  Tucker Hart Adams, Chair
  Lacy B. Herrmann
  Arthur K. Carlson
  Gary C. Cornia
  Grady Gammage, Jr.
  Diana P. Herrmann

OFFICERS

  Diana P. Herrmann, President
  Barbara S. Walchli, Senior Vice President and Portfolio Manager
  Marie E. Aro, Senior Vice President
  James M. McCullough, Senior Vice President
  Kimball L. Young, Senior Vice President
  Christine L. Neimeth, Vice President
  Emily T. Rae, Vice President
  Alan R. Stockman, Vice President
  M. Kayleen Willis, Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR

  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

CUSTODIAN

  BANK ONE TRUST COMPANY, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT

  PFPC Inc.
  760 Moore Road
  King of Prussia, Pennsylvania 19406

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2.  CODE OF ETHICS.
		Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
		Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
		Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
		Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

905:   	Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL TAX-FREE TRUST


By:  /s/  Diana P. Herrmann
- ---------------------------------
President and Trustee
September 9,2005


By:  /s/  Joseph P. DiMaggio
- -----------------------------------
Chief Financial Officer and Treasurer
September 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- ---------------------------------
Diana P. Herrmann
President and Trustee
September 9, 2005



By:  /s/  Joseph P. DiMaggio
- -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 9, 2005


CHURCHILL TAX-FREE TRUST

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.